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
       NUMBER                                                                               SHARES

        BR
                                  BRIGHT-TECHNOLOGIES.COM, INC.

                        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

    COMMON STOCK           THE SHARES REPRESENTED BY THIS CERTIFICATE ARE            SEE REVERSE FOR CERTAIN
                                  TRANSFERABLE AT THE OFFICES OF                    DEFINITIONS AND LEGENDS
                              AMERICAN STOCK TRANSFER & TRUST COMPANY
                                      IN NEW YORK, NEW YORK


THIS CERTIFIES THAT




IS THE OWNER OF

     FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.001 PER SHARE OF THE COMMON STOCK OF
                                          BRIGHT-TECHNOLOGIES.COM, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the laws of the State of Delaware and to all of the provisions of the Certificate of Incorporation and the Bylaws of the Corporation, as
amended from time to time (copies of which are on file at the office of the Corporation), to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

   IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officers and its corporate seal to be hereto affixed.

Dated:




                   CHAIRMAN OF THE BOARD AND                            [SEAL]
                    CHIEF EXECUTIVE OFFICER                                                                   SECRETARY





                                                                                    COUNTERSIGNED AND REGISTERED;
                                                                                       AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                                          TRANSFER AGENT AND REGISTRAR

                                                                                    BY

                                                                                                          AUTHORIZED SIGNATURE

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                                         BRIGHT-TECHNOLOGIES.COM, INC.


    The Corporation is authorized to issue Common Stock, par value $.001 per share, and Preferred Stock, par value $.01 per share. The Board of Directors of the Corporation has authority to fix the number of shares and the designation of any series of
Preferred Stock and to determine the powers, designations, preferences and relative, participating, optional or other special rights between classes of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. The Corporation will furnish without charge to each stockholder who so requests a full statement of the foregoing as established from time to time by the Certificate of Incorporation of the Corporation and by any certificate of designations. Any such request should be made to the Secretary of the Corporation at the offices of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM -- as tenants in common                  UNIF GIFT MIN ACT -- ___________ Custodian __________
    TEN ENT -- as tenants by the entireties                                  (Cust)               (Minor)
    JT TEN  -- as joint tenants with right                                Under Uniform Gifts to Minors
               of survivorship and not as                                 Act.: __________________________
               tenants in common                                                        (State)
                                                     UNIF TRF MIN ACT --  _______ Custodian (until age ___)
                                                                          (Cust)
                                                                          ________ Under Uniform Transfers
                                                                           (Minor)
                                                                          to Minors Act ___________________
                                                                                               (State)

            Additional abbreviations may also be used though not in the above list.


   FOR VALUE RECEIVED, _____________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
   ______________________________________


   ______________________________________


___________________________________________________________________________________________________________
                (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

____________________________________________________________________________________________________ SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

___________________________________________________________________________________________________ ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN
THE PREMISES.

DATED ___________________

                                                                            X ______________________________
                                                      NOTICE:                        (SIGNATURE)
                                               THE SIGNATURE(S) TO
                                               THIS ASSIGNMENT MUST
                                               CORRESPOND WITH THE
                                               NAME(S) AS WRITTEN
                                               UPON THE FACE OF THE   --->
                                               CERTIFICATE IN EVERY
                                               PARTICULAR WITHOUT
                                               ALTERATION OR ENLARGEMENT
                                               OR ANY CHANGE WHATEVER.     X ______________________________
                                                                                      (SIGNATURE)

                                                                           ---------------------------------------
                                                                           THE SIGNATURE(S) MUST BE GUARANTEED
                                                                           BY AN ELIGIBLE GUARANTOR INSTITUTION
                                                                           (BANKS, STOCKBROKERS, SAVINGS AND
                                                                           LOAN ASSOCIATIONS AND CREDIT UNIONS
                                                                           WITH MEMBERSHIP IN AN APPROVED
                                                                           SIGNATURE GUARANTEE MEDALLION PROGRAM),
                                                                           PURSUANT TO S.E.C. RULE 1/Ad 15
                                                                           ---------------------------------------
                                                                           SIGNATURE(S) GUARANTEED BY:
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